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                            LEASE EXTENSION AGREEMENT

This agreement is dated October 12, 1999 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley,
California:

1) LEASE EXTENDED THROUGH AUGUST 2000. The Lease is hereby extended five months through August 31, 2000. The lease rate for this extension period will remain $27,000 per month.

2) HOLDING OVER. If LESSEE remains in possession of the premises per Paragraph 26 (Holding Over), then the agreed monthly rent is $29,000.



SIGNED:     /s/  Charles A. Grant        G.P.                10/12/99
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SIGNED:     /s/  Nancy E. Katz        President             10/28/99
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           FOR LESSOR                   TITLE                 DATE